Exhibit 24

                  SOUTHEASTERN MICHIGAN GAS ENTERPRISES, INC.

                               POWER OF ATTORNEY

     Whereas, the Board of Directors of Southeastern Michigan Gas Enterprises, Inc., a Michigan corporation, at a meeting held on December 12, 1996, authorized the execution of a Registration Statement for the registration and sale of up to 2,000,000 shares of Common Stock pursuant to the Company's Direct Purchase and Dividend Reinvestment Plan and the filing of said Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     NOW, THEREFORE, each of the undersigned hereby appoints William L. Johnson, Carl W. Porter and Robert F. Caldwell his true and lawful attorneys to execute, in his name and in the capacity shown below, said Registration Statement and any and all amendments thereto and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 12th day of December, 1996.

Frank G. Andreoni                         William L. Johnson
-------------------------------------     -------------------------------------
Director                                  President and CEO and Director
                                          (Principal Executive Officer)

Daniel A. Burkhardt                       Harvey I. Klein
-------------------------------------     -------------------------------------
Director                                  Director

Robert F. Caldwell                        Frederick S. Moore
-------------------------------------     -------------------------------------
Executive Vice President and CFO          Director
(Principal Financial and
Accounting Officer)

Edward J. Curtis                          Edith A. Stotler
-------------------------------------     -------------------------------------
Director                                  Director

John T. Ferris                            Donald W. Thomason
-------------------------------------     -------------------------------------
Director                                  Director

Michael O. Frazer
-------------------------------------
Director


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